Exhibit 99

CONTACT:

George R. Mahoney, Jr.

Executive Vice President

(704) 814-3252

http://www.familydollar.com

For Immediate Release

FAMILY DOLLAR ANNOUNCES

BOARD AUTHORIZATION TO PURCHASE UP TO

AN ADDITIONAL 5,000,000 SHARES OF FAMILY DOLLAR COMMON STOCK

MATTHEWS, NC, April 13, 2005 - Family Dollar Stores, Inc. (NYSE: FDO) announced that the Company’s Board of Directors has authorized the Company to purchase from time to time, as market conditions warrant, up to an additional 5,000,000 shares of the Company’s Common Stock.  The purchases could be in the open market or in private transactions or otherwise.  The Company believes that the Common Stock is an attractive investment and that the repurchase program builds value for shareholders.

This authorization continues the Company’s share repurchase program which began in October 2002.  Under this program, 8,605,400 shares have been purchased, including 827,100 shares purchased in the current fiscal year ending August 27, 2005.  With today’s authorization by the Board of Directors to purchase up to an additional 5,000,000 shares of Common Stock, the Company is now authorized to purchase up to a total of 6,394,600 shares of Common Stock.

Family Dollar Stores, Inc. is a discount store chain operating 5,622 stores in 44 states.  The Company currently has 167,188,254 shares of Common Stock outstanding.

Certain statements contained in this press release or in other press releases, public filings, or other written or oral communications made by the Company or our representatives, which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements address the Company’s plans, activities or events which the Company expects will or may occur in the future.  These forward-looking statements may be identified by the use of the words “plan,” “estimate,” “expect,” “anticipate,” “probably,” “should,” “project,” “intend,” “continue,” and similar terms and expressions.  Various risks, uncertainties and other factors could cause actual results to differ materially from those expressed in any forward-looking statements.  Such risks, uncertainties and other factors include, but are not limited to, competitive factors and pricing pressures, changes in economic conditions, the impact of acts of war or terrorism, changes in consumer demand and product mix, unusual weather that may impact sales, the impact of inflation, merchandise supply and pricing constraints, success of merchandising and marketing programs, general transportation or distribution delays or interruptions, dependence on imports, changes in currency exchange rates, trade restrictions, tariffs, quotas, and freight rates, availability of real estate, costs and delays associated with building, opening and operating new distribution facilities and stores, costs, potential problems and achievement of results associated with the implementation of new programs, systems and technology, including supply chain systems, store technology, cooler installations and urban initiative programs, changes in food and energy prices and their impact on consumer spending and the Company’s costs, adverse impacts associated with legal proceedings and claims, changes in shrinkage, changes in health care and other insurance costs, changes in the Company’s ability to attract and retain employees, changes in state or federal legislation or regulations, including the effects of legislation and regulations on wage levels and entitlement programs.  Consequently, all of the forward-looking statements made by the Company in this and other documents or statements are qualified by these and other factors, risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

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